UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT



Pursuant  to  Section 13 or 15(d) of the Securities  Exchange
     Act of 1934

Date  of  Report (Date of earliest event reported)   February
12, 1996

       National Capital Management Corporation
(Exact name of registrant as specified in its charter)

     Delaware                 0-16819       94-3054267
(State or other jurisdiction  (Commission   (I.R.S. Employer
 of incorporation)            File Number)  Identification No.)

50 California Street, San Francisco,   CA            94111
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (415)989-2661


(Former name or former address, if changed from last report.)

                          FORM 8-K


Item 4.     Changes in Registrant's Certifying Accountant

Regulation S-K Item 304

(a)(2):On  February  12,  1996,  the Registrant  has  engaged
       Arthur Andersen LLP as its principal accountant to audit its financial statements for the year ended
       December 31, 1995.

       (i) The Registrant (or someone on its behalf) has not consulted Arthur Andersen LLP with respect to an application of accounting principles or a type of audit opinion during 1994, 1995 and 1996.

       (ii)The Registrant (or someone on its behalf) has  not
       consulted  Arthur  Andersen  LLP  with  respect  to  a
       disagreement or a reportable event during  1994,  1995
       and 1996.

Item 7.  Financial Statements and Exhibits

The following document is filed as part of this report:

(c)   Exhibit:
               (99)
                (1) Letter from Arthur Andersen LLP regarding
                    its concurrence with this report will be filed by Form 8 when it is available.

                (2) Letter  from  former accountant regarding
                    its agreement or disagreement with the information contained in this report will be filed by Form 8 when it is available.


                          Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NATIONAL CAPITAL
                           MANAGEMENT CORPORATION


Date:  February 16, 1996        By:/s/Herbert J. Jaffe
                                Herbert J. Jaffe
                                President